                                                                   EXHIBIT 99.20

DEBTOR:  GREAT PACIFIC NW CRUISE LINE, L.L.C.       CASE NUMBER:  01-10977 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached April Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ NICHOLAS J. DAVISON
--------------------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR:  GREAT PACIFIC NW CRUISE LINE, L.L.C.       CASE NUMBER:  01-10977 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to April Monthly Operating Report

22-May-02                                                           Attachment 1
 4:19 PM
Summary                                                                UNAUDITED
Great Pacific NW Cruise Line, LLC

               Summary Of Bank, Investment & Petty Cash Accounts
                      Great Pacific NW Cruise Line, L.L.C.
                            Case No: 01-10977 (EIK)
                            For Month Of April, 2002

                                               BALANCES
                                    -------------------------------     Receipts &          Bank
                                       Opening           Closing       Disbursements      Statements        Account
Account                             As Of 4/01/02     As Of 4/30/02      Included          Included        Reconciled
-------                             -------------     -------------    -------------      ----------       ----------
Great Pacific NW Cruise Line             0.00              0.00         No -                No -           No -
Payroll                                                                 Account             Account        Account
U.S. Bank                                                               Closed              Closed         Closed
Account # - 153390417191

Great Pacific NW Cruise Line             0.00              0.00         No -                No -           No -
Steamer                                                                 Account             Account        Account
U.S. Bank                                                               Closed              Closed         Closed
Account # - 153390417191

Great Pacific NW Cruise Line             0.00              0.00         No -                No - Not       No -
Columbia Queen Petty Cash                                               No Activity         Concentration  No Activity
                                                                                            Account

22-May-02                                                           Attachment 2
 4:21 PM
Summary
Great Pacific NW Cruise Line, LLC
Attach 2
                            Receipts & Disbursements
                      Great Pacific NW Cruise Line, L.L.C.
                            Case No: 01-10977 (EIK)
                            For Month Of April, 2002

             No Receipts Or Disbursements Due To All Accounts Closed

22-May-02                                                           Attachment 3
 4:22 PM
Summary
Great Pacific NW Cruise Line, LLC
Attach 3

                 Concentration & Investment Account Statements
                      Great Pacific NW Cruise Line, L.L.C.
                            Case No: 01-10977 (EIK)
                            For Month Of April, 2002

          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                              Date: 22-MAY-02 13:32:16
INCOME STATEMENT - ATTACHMENT 4                   Page:   1
Current Period: APR-02

currency USD
Company=24 (COLUMBIA QUEEN)

                                                 PTD-Actual
                                                 30-Apr-02
                                                 ----------
Revenue
Gross Revenue                                         0.00
Allowances                                            0.00
                                                 ---------
Net Revenue                                           0.00

Operating Expenses
Air                                                   0.00
Hotel                                                 0.00
Commissions                                           0.00
Onboard Expenses                                      0.00
Passenger Expenses                               (12,710.57)
Vessel Expenses                                   7,615.00
Layup/Drydock Expense                                 0.00
Vessel Insurance                                  5,800.99
                                                 ---------
Total Operating Expenses                            705.42

                                                 ---------
Gross Profit                                       (705.42)

SG&A Expenses
General and Admin Expenses                          100.00
Sales & Marketing                                     0.00
Start-Up Costs                                        0.00
                                                 ---------
Total SG&A Expenses                                 100.00

                                                 ---------
EBITDA                                             (805.42)

Depreciation                                          0.00

                                                 ---------
Operating Income                                   (805.42)

Other Expense/(Income)
Interest Income                                       0.00
Interest Expense                                  9,013.14
Equity in Earnings for Sub                            0.00
Reorganization expenses                               0.00
                                                 ---------
Total Other Expense/(Income)                      9,013.14

                                                 ---------
Net Pretax Income/(Loss)                         (9,818.56)

Income Tax Expense                                    0.00

                                                 ---------
Net Income/(Loss)                                (9,818.56)
                                                 =========

AMCV US SET OF BOOKS                                    Date: 22-MAY-02 13:33:24
BALANCE SHEET - ATTACHMENT 5                            Page:   1
Current Period: APR-02

currency USD
Company=24 (COLUMBIA QUEEN)

                                               YTD-Actual            YTD-Actual
                                               30-Apr-02             22-Oct-01
                                             --------------        --------------
ASSETS

Cash and Equivalent                                   0.00             31,623.21

Restricted Cash                                       0.00                  0.00

Accounts Receivable                               2,632.21             11,425.61

Inventories                                     173,958.61            199,562.38

Prepaid Expenses                                      0.00              2,800.00

Other Current Assets                                  0.00                  0.00

                                             -------------         -------------
Total Current Assets                            176,590.82            245,411.20

Fixed Assets                                 45,093,524.95         45,093,524.95

Accumulated Depreciation                     (1,870,234.50)        (1,870,234.50)

                                             -------------         -------------
Net Fixed Assets                             43,223,290.45         43,223,290.45

Net Goodwill                                          0.00                  0.00

Intercompany Due To/From                     (10,074,819.67)       (9,983,225.62)

Net Deferred Financing Fees                   2,487,627.36          2,545,011.02

Net Investment in Subsidiaries                        0.00                  0.00

                                             -------------         -------------
Total Other Assets                           (7,587,192.31)        (7,438,214.60)

                                             -------------         -------------
Total Assets                                 35,812,688.96         36,030,487.05
                                             =============         =============

AMCV US SET OF BOOKS                                    Date: 22-MAY-02 13:33:24
BALANCE SHEET - ATTACHMENT 5                            Page:   2
Current Period: APR-02

currency USD
Company=24 (COLUMBIA QUEEN)

                                               YTD-Actual            YTD-Actual
                                               30-Apr-02             22-Oct-01
                                             --------------        --------------
LIABILITIES

Accounts Payable                                    235.00                180.00

Accrued Liabilities                             330,121.68            331,444.68

Deposits                                              0.00                  0.00

                                             -------------         -------------
Total Current Liabilities                       330,356.68            331,624.68

Long Term Debt                                        0.00                  0.00

Other Long Term Liabilities                           0.00                  0.00

                                             -------------         -------------
Total Liabilities                               330,356.68            331,624.68

Liabilities Subject to Compromise            37,788,314.80         37,792,814.64

OWNER'S EQUITY

Common Stock                                          0.00                  0.00

Add'l Paid In Capital                                 0.00                  0.00

Current Net Income (Loss)                      (121,076.71)            18,578.51

Retained Earnings                            (2,184,905.81)        (2,112,530.78)

                                             -------------         -------------
Total Owner's Equity                         (2,305,982.52)        (2,093,952.27)

                                             -------------         -------------
Total Liabilities & Equity                   35,812,688.96         36,030,487.05
                                             =============         =============

Great Pacific NW Cruise Line, LLC                                 01-10977 (JCA)


                                  ATTACHMENT 6
                    Summary List of Due To/Due From Accounts
                       For the Month Ended April 30, 2002

                                                       BEGINNING                                           ENDING
AFFILIATE NAME                         CASE NUMBER      BALANCE             DEBITS        CREDITS         BALANCE
American Classic Voyages Co.             01-10954    15,487,540.41             99.25      5,775.00    15,481,864.66
AMCV Cruise Operations, Inc.             01-10967    (9,420,743.54)               --      3,650.16    (9,424,393.70)
The Delta Queen Steamboat Co.            01-10970     8,414,201.33         13,005.04      4,385.30     8,422,821.07
DQSB II, Inc.                            01-10974          (339.49)               --            --          (339.49)
Great AQ Steamboat, L.L.C                01-10960        (5,552.79)               --            --        (5,552.79)
Great River Cruise Line, L.L.C           01-10963        (2,052.08)               --            --        (2,052.08)
Great Ocean Cruise Line, L.L.C           01-10959       (10,219.55)               --            --       (10,219.55)
Cruise America Travel, Incorporated      01-10966      (674,733.24)               --            --      (674,733.24)
Delta Queen Coastal Voyages, L.L.C       01-10964       118,887.26                --            --       118,887.26
Cape May Light, L.L.C                    01-10961         5,380.67                --            --         5,380.67
Project America, Inc.                    N/A            (27,500.00)               --            --       (27,500.00)
Oceanic Ship Co.                         N/A              1,701.33                --            --         1,701.33
Project America Ship I, Inc.             N/A            291,567.65                --            --       291,567.65
Ocean Development Co.                    01-10972   (24,185,738.20)               --            --   (24,185,738.20)
Great Hawaiian Properties Corporation    01-10971       (66,513.26)               --            --       (66,513.26)
                                                     ---------------------------------------------------------------
                                                     (10,074,113.50)       13,104.29     13,810.46    (10,074,819.67)
                                                     ===============================================================

GREAT PACIFIC NW CRUISE LINE, L.L.C.           CASE #:            01-10977 (EIK)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

DETAIL:                                              0-30 DAYS      31-60 DAYS    61-90 DAYS     91+ DAYS         TOTAL
Paymentech Credit Card Processor                                                                  2632.21        2632.21
American Express Credit Card Processor                                                                                 0
Discover Credit Card Processor                                                                                         0
Diners Credit Card Processor                                                                                           0
Travel Agents                                                                                                          0

Total                                                      0               0             0        2632.21        2632.21

                                                                   ATTACHMENT #7

                                 COLUMBIA QUEEN
                                AP-STEAMER CHECKS

                               24-000-221300-00000

                                    APRIL-02

OUTSTANDING CHECKS:

                  1566 K Tinnin (American Express)             180.00
                  1611 Charles Saporiti                         55.00

                  TOTAL PER G/L:                               235.00
                                                               ======

                  ATTACHMENT # 8

DEBTOR:  GREAT PACIFIC NW CRUISE LINE, L.L.C.       CASE NUMBER:  01-10977 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO APRIL MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Physical inventory counts have now been performed internally for food and beverage. An evaluation of fuel inventory pricing has been performed and carrying values have been adjusted accordingly. Other inventory amounts have been adjusted to amounts contained in the Debtor's computer systems. The Debtor estimates that it would cost up to $50,000 to perform physical counts of the inventories of The Delta Queen Steamboat Company and its subsidiaries. Should physical inventory counts be performed, amounts recorded as inventory on the Debtor's books and records could change materially.

2. Deferred financing costs represent costs incurred in connection with placing pre-petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument. The Debtor has ceased paying cash interest on its long-term debt, and accordingly, has ceased accruing for such payments as interest expense.

3. The Debtor ceased operating its primary asset, the Columbia Queen, on October 22, 2001. In connection therewith, the Debtor ceased accruing for its next scheduled lay-up, ceased recording depreciation, and has not adjusted related lay-up accrual or asset values pending the outcome of Chapter 11 proceedings.